Exhibit 10.13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT SENTI BIOSCIENCES, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

RESEARCH AND DEVELOPMENT

AND LABORATORY

LEASE AGREEMENT

BETWEEN

1430 HARBOR BAY PKWY LLC

AS LANDLORD

AND

SENTI BIOSCIENCES, INC.

AS TENANT

DATED

JUNE 3, 2021

TABLE OF CONTENTS

1.	Definitions and Basic Provisions		6

2.	Lease Grant		7

3.	Tender of Possession		7

	(a)	Estimated Delivery Date; Delay in Delivery	7

	(b)	Landlord Delay	7

	(c)	Confirmation Letter	7

	(d)	Premises “AS-IS”	8

4.	Rent		8

5.	Delinquent Payment; Handling Charges		10

6.	Letter of Credit		10

	(a)	Generally	10

	(b)	Drawing under Letter of Credit	11

	(c)	Use of Proceeds by Landlord	12

	(d)	Additional Covenants of Tenant	12

	(e)	Nature of Letter of Credit	13

	(f)	Reduction in Letter of Credit Amount	13

7.	Services; Utilities; Common Areas		13

	(a)	Services	13

	(b)	Utilities	14

	(c)	Common Areas	14

8.	Alterations; Repairs; Maintenance; Signs		15

	(a)	Alterations	15

	(b)	Repairs; Maintenance	17

	(c)	Mechanic’s Liens	19

	(d)	Signs	20

9.	Use		21

10.	Assignment and Subletting		22

	(a)	Transfers	22

	(b)	Consent Standards	22

	(c)	Request for Consent	22

	(d)	Conditions to Consent	23

i

	(e)	Attornment by Subtenants	23

	(f)	Cancellation	24

	(g)	Additional Compensation	24

	(h)	Waiver	24

	(i)	Permitted Transfer	24

11.	Insurance; Waivers; Subrogation; Indemnity		25

	(a)	Tenant’s Insurance	25

	(b)	Landlord’s Insurance	27

	(c)	Waiver of Subrogation	28

	(d)	Indemnity	28

12.	Subordination; Attornment; Notice to Landlord’s Mortgagee		29

	(a)	Subordination	29

	(b)	Attornment	29

	(c)	Notice to Landlord’s Mortgagee	29

	(d)	Landlord’s Mortgagee’s Protection Provisions	29

	(e)	SNDA	30

13.	Rules and Regulations		30

14.	Condemnation		30

	(a)	Total Taking	30

	(b)	Partial Taking - Tenant’s Rights	30

	(c)	Partial Taking - Landlord’s Rights	30

	(d)	Award	31

	(e)	Repair	31

	(f)	Waiver	31

15.	Fire or Other Casualty		31

	(a)	Repair Estimate	31

	(b)	Tenant’s Rights	31

	(c)	Landlord’s Rights	31

	(d)	Repair Obligation	32

	(e)	Abatement of Rent	32

	(f)	Waiver	32

16.	Other Taxes Payable by Tenant		32

17.	Events of Default		33

	(a)	Payment Default	33

	(b)	Abandonment	33

	(c)	Estoppel/Financial Statement/Commencement Date Letter	33

	(d)	Insurance	33

	(e)	Mechanic’s Liens	33

	(f)	Other Defaults	33

	(g)	Insolvency	33

18.	Remedies		34

	(a)	Termination of Lease	34

	(b)	Termination of Possession	34

	(c)	Continue Lease in Effect	35

	(d)	Perform Acts on Behalf of Tenant	35

	(e)	Alteration of Locks	35

	(f)	Attorneys’ Fees	35

19.	Payment by Tenant; Non-Waiver; Cumulative Remedies		36

	(a)	Payment by Tenant	36

	(b)	No Waiver	36

	(c)	Cumulative Remedies	36

	(d)	No Designation	36

	(e)	No Counterclaims	36

20.	Landlord’s Lien		37

21.	Surrender of Premises		37

22.	Holding Over		38

23.	Certain Rights Reserved by Landlord		38

	(a)	Building Operations	38

	(b)	Access Control	38

	(c)	Repairs and Maintenance	39

	(d)	Prospective Purchasers and Lenders	39

	(e)	Prospective Tenants	39

	(f)	Premises Access	39

24.	Hazardous Materials		39

25.	Miscellaneous		40

	(a)	Landlord Transfer	40

	(b)	Landlord’s Liability	40

	(c)	Force Majeure	40

	(d)	Brokerage	40

	(e)	Estoppel Certificates	40

	(f)	Notices	41

	(g)	Separability	41

	(h)	Amendments; Binding Effect	41

	(i)	Quiet Enjoyment	41

	(j)	No Merger	41

	(k)	No Offer	41

	(l)	Entire Agreement	41

	(m)	Waiver of Jury Trial	42

	(n)	Governing Law	42

	(o)	Recording	42

	(p)	Joint and Several Liability	42

	(q)	Financial Reports	42

	(r)	Landlord’s Fees	43

	(s)	Telecommunications	43

	(t)	Representations and Warranties	43

	(u)	Confidentiality	44

	(v)	Authority	44

	(w)	Adjacent Excavation	44

	(x)	On-Site Refueling	44

	(y)	List of Exhibits	46

	(z)	Disclaimer	46

	(aa)	Counterparts; Electronic Signatures	46

BASIC LEASE INFORMATION

This Basic Lease Information is attached to and incorporated by reference to the Lease between Landlord and Tenant, as defined below.

Lease Date:	June 3, 2021

Landlord:	1430 HARBOR BAY PKWY LLC, a Delaware limited liability company

Tenant:	SENTI BIOSCIENCES, INC., a Delaware corporation

Premises:

91,910 rentable square feet (“RSF”) (measured in accordance with the latest applicable BOMA standard of measurement of floor area, provided, however, that Landlord may from time to time remeasure the Premises and/or the Building in accordance with the latest applicable BOMA standard of measurement of floor area, as reasonably determined by Landlord; provided further, however, that any such re-measurement shall not affect Tenant’s Proportionate Share or the amount of Base Rent payable for, or the amount of any tenant allowance applicable to), consisting of the entire rentable area of the building commonly known as 1430 Harbor Bay Parkway, Alameda, CA (the “Building”). The Premises is outlined on the plan attached to the Lease as Exhibit A. The land on which the Building is located (the “Land”) is described on Exhibit B. The term “Project” shall collectively refer to the Building, the Land and the driveways, associated parking facilities (the “Parking Area”), and similar improvements and easements associated with the foregoing or the operation thereof. The term “Complex” shall collectively refer to the Project and any other buildings and land which comprise a multi-building Complex owned by Landlord and/or any Affiliate(s) thereof, from time to time, in the master planned business park known as the Harbor Bay Business Park (“Business Park”).

As of the Lease Date, the Complex is comprised of the following buildings and land in the Business Park: (i) the Building (1430 Harbor Bay Parkway), (ii) 1410 Harbor Bay Parkway, (iii) 1995 North Loop Road, (iv) 2065 North Loop Road, (v) 2095 North Loop Road, and (vi) 2115 North Loop Road.

Landlord and Tenant anticipate delivery of possession of the Premises in two (2) phases. As part of the Tenant Improvements (as hereinafter defined), Tenant will initially demise the Building so that the Premises contains approximately 45,955 RSF (the “Phase I Premises”). The remainder of the Building, containing approximately 45,955 RSF, comprises the “Phase II Premises”.

Each of the Phase I Premises and the Phase II Premises is also sometimes generally referred to in the Lease as a “Phase” of the Premises.

Term:	Approximately one hundred twenty-three (123) months, commencing on the Commencement Date and ending at 5:00 p.m. local time on the last day of the one hundred twentieth (120th) full calendar month following the Phase II Premises Commencement Date (as hereinafter defined), subject to adjustment and earlier termination as provided in the Lease.

Commencement Date:	The earlier to occur of: (a) the date on which the Tenant Improvements in the Phase I Premises are substantially completed and Tenant receives a certificate of occupancy for the Phase I Premises (or, if applicable, a temporary certificate of occupancy for the Phase I Premises); and (b) July 15, 2022 (the “Outside Commencement Date”). Tenant shall not be permitted to commence business operations in any portion of the Phase I Premises prior to issuance of a certificate of occupancy (or temporary certificate of occupancy) for the Phase I Premises.

Phase II Premises Commencement Date:	September 1, 2022.

Base Rent:	Base Rent shall be the following amounts for the following periods of time:

Lease Month	Annual Base Rent Rate Per Rentable Square Foot	Monthly Base Rent
1 - 12	$45.00	$344,662.50
13 - 24	$46.35	$355,002.38
25 - 36	$47.74	$365,652.45
37 - 48	$49.17	$376,622.02
49 - 60	$50.65	$387,920.68
61 - 72	$52.17	$399,558.30
73 - 84	$53.73	$411,545.05
85 - 96	$55.34	$423,891.40
97 - 108	$57.00	$436,608.14
109 - 120	$58.71	$449,706.39
121 - Expiration Date	$60.48	$463,197.58

As used herein, the term “Lease Month” shall mean each calendar month during the Term (and if the Commencement Date does not occur on the first (1st) day of a calendar month, the period from the Commencement Date to the first (1st) day of the next calendar month shall be included in the first (1st) Lease Month for purposes of determining the duration of the Term and the monthly Base Rent rate applicable for such partial month).

The Base Rent table set forth above is computed for all of the Premises (i.e., the Phase I Premises and Phase II Premises). From the Commencement Date through the date immediately preceding the Phase II Premises Commencement Date, Tenant shall pay the Base Rent payable solely with respect to the Phase I Premises (“Phase I Premises Base Rent”). The Phase I Premises Base Rent will be calculated by multiplying the applicable monthly Base Rent set forth in the above table by 0.5 (i.e., 50%) (the “Phase I Premises Rent Factor”). The Phase I Premises Rent Factor is a reasonable approximation of the ratio that the RSF of the Phase I Premises bears to the RSF of the entire Premises, which has been agreed to by the parties and will not be subject to adjustment based on whether the Phase I Premises actually contains more or less than 45,955 RSF. From and after the Phase II Premises Commencement Date, Tenant shall pay Base Rent for all of the Premises as set forth in the Base Rent table.

Phase I Premises Base Rent and the Base Rent payable solely with respect to the Phase II Premises (“Phase II Premises Base Rent”) are subject to abatement as set forth in Section 4 below.

Security Deposit:	$2,760,000.00 (Letter of Credit), subject to the accrual and burndown provisions set forth in Section 6 of this Lease.

Rent:	Base Rent, Additional Rent, Taxes, and Insurance (each as defined in Exhibit C hereto), and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

Tenant Improvements:	See Work Agreement - Exhibit D.

Tenant Improvement Allowance:	$190 per RSF; total amount of $17,462,900.00 (See Work Agreement - Exhibit D).

Permitted Use:	Research and development, clinical cGMP manufacturing, warehousing, laboratories and production, and all other legally permissible uses incidental thereto, and for no other purpose whatsoever. See Exhibit E.

Tenant’s Proportionate Share:

100%, which is the percentage obtained by dividing (a) the number of RSF in the Premises as stated above by (b) the RSF in the Building, which at the time of execution of the Lease is 91,910 RSF. Landlord and Tenant stipulate that the number of RSF in the Premises and in the Building set forth above is conclusive as to the square footage in existence on the Lease Date and shall be binding upon them through the Term.

The foregoing notwithstanding, from the Commencement Date through the date immediately preceding the Phase II Premises Commencement Date, Tenant’s Proportionate Share will be 50% (“Tenant’s Proportionate Share for the Phase I Premises”), which is Tenant’s Proportionate Share multiplied by the Phase I Premises Rent Factor.

Initial Liability Insurance Amount:	$5,000,000

Parking Spaces:	221 parking spaces, which constitute all of the parking spaces in the Parking Area, subject to such terms, conditions and regulations as may be required by Landlord from time to time, at no charge to Tenant through the term of the Lease.

Broker/Agent:	For Tenant: T3 Advisors For Landlord: CBRE, Inc.

Tenant’s Address:	Prior to Commencement Date: Senti Biosciences, Inc. Two Corporate Drive South San Francisco, CA 94080 Attention: Facilities Manager Telephone: (650) 491-9644

Following Commencement Date:

Senti Biosciences, Inc.

Two Corporate Drive

South San Francisco, CA 94080

Attention: Facilities Manager

Telephone: (650) 491-9644

With a copy to:

Cooley LLP

101 California Street, 5th Floor

San Francisco, CA, 94111

Attention: Rachel Antoinette Boyce

Landlord’s Address:	For all Notices: CBRE, Inc. 150 California Street, Suite 400 San Francisco, CA 94111 Attn: Tawni Sullivan Email: Tawni.sullivan@cbre.com	With a copy to: 1430 Harbor Bay Pkwy LLC c/o Invesco Real Estate 2001 Ross Avenue, Suite 3400 Dallas, TX 75201 Attention: North South Loop Asset Manager Telephone:(415) 445-3341

and a copy to: Shartsis Friese LLP One Maritime Plaza, 18th Floor San Francisco, CA 94111 Attention: Scott Schneider

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:	1430 HARBOR BAY PKWY LLC, a Delaware limited liability company

	By:	/s/ Kevin Pirozzoli
	Name:	Kevin Pirozzoli
	Title:	Vice President

TENANT:	SENTI BIOSCIENCES, INC., a Delaware corporation

	By:	/s/ Philip Lee /s/ Deborah Knobelman
	Name:	Philip Lee Deborah Knoebelman
	Title:	CTO CFO